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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*


       Date of Report (Date of earliest event reported): November 6, 2003
                                                         ----------------


                         Finlay Fine Jewelry Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                           33-59380                    13-3287757
--------------------------------------------------------------------------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)


         529 Fifth Avenue, New York, New York                   10017
         ------------------------------------                   -----
       (Address of principal executive offices)              (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)











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* The Registrant is not subject to the filing requirements of Section 13 or
  15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)      Not applicable.

(c)            Exhibits.

               The following exhibit is furnished with this Form 8-K:

               99.1   Finlay Enterprises, Inc. press release dated
                      November 6, 2003.


ITEM 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 6, 2003, Finlay Enterprises, Inc. ("Finlay Enterprises"), the parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release announcing Finlay Enterprises' sales for the quarter ended November 1, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.



















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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FINLAY FINE JEWELRY CORPORATION
                                           (Registrant)


Dated: November 6, 2003                    By: /s/ Bruce E. Zurlnick
                                               --------------------------------
                                               Bruce E. Zurlnick
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer



















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